UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2007

STARTEK, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-12793	84-1370538
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44 Cook Street, 4th Floor, Denver, Colorado	80206
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 399-2400

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On August 2, 2007, StarTek, Inc. (the “Company”) issued a press release reporting its earnings for its second quarter ended June 30, 2007. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. This press release shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 30, 2007, the Board of Directors of the Company approved an amendment and restatement of the Company’s Bylaws. A copy of the Company’s Restated Bylaws is attached as Exhibit 3.2 to this Current Report on Form 8-K. The amendments were intended to update the Bylaws to conform to the current provisions of the Delaware General Corporation Law. The principal provisions that were amended include:

•	Article II, Section 8; Article III, Section 8; Article VIII, Section 6 – amended to permit electronic notices and communications related to (i) stockholder lists provided at meetings of stockholders, (ii) actions taken by directors without a meeting, and (iii) the manner in which the Company may give notice to its stockholders.

•	Article III, Section 2 – amended to clarify that, in the case of the filling of a vacancy of a newly created directorship by the Board when the directors then in office constitute less than a majority of the whole Board (prior to the increase in Board size), in order for the stockholders to request that the Delaware courts order that an election be held to fill the vacancy or replace the director chosen by the incumbent directors, such request must be made by stockholders holding at least 10% of the outstanding voting stock.

•	Article III, Section 10 – amended to clarify that committees of the Board of Directors may create subcommittees.

•	Articles V and VI – amended to clarify the mechanics of indemnification rights of directors and officers of the Company and the persons entitled to permissive indemnification, all in a manner consistent with current provisions of the Delaware General Corporation Law.

•	Article VII, Sections 1 and 4 – amended to permit uncertificated shares of the Company’s stock.

•	Article VIII, Section 7 – amended to clarify that attendance of a person at a meeting constitutes waiver of notice of such meeting, unless the express purpose of attending the meeting is to object that the meeting was not properly called.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits

Exhibit
Number	Description
3.2	Restated Bylaws of the Company
99.1	Press Release dated August 2, 2007

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STARTEK, INC.

Date: August 2, 2007

By: /s/ A. Laurence Jones
A. Laurence Jones
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit
Number	Description
3.2	Restated Bylaws of the Company
99.1	Press Release dated August 2, 2007